UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10407

Institutional Portfolio
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,
Date of reporting period: August 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Schedule of Investments (August 31, 2005)
PRIME CASH RESERVES PORTFOLIO

Face Amount	Security	Value

Bank Note – 1.1%
$60,000,000	Bank of America NA, 3.430% 11/22/05	$60,000,000

Certificates of Deposit (Yankee) – 6.5%
100,000,000	BNP Paribas NY Branch, 3.455% 12/30/05	100,004,902
87,000,000	Calyon NY, 4.015% 2/28/06	87,000,000
50,000,000	Credit Suisse First Boston NY, 3.589% 9/20/05	50,000,000
50,000,000	HBOS Treasury Services PLC, 3.130% 9/9/05	49,998,466
50,000,000	Toronto Dominion Bank NY, 3.520% 12/29/05	50,003,236

	Total Certificates of Deposit (Yankee)	337,006,604

Commercial Paper – 63.4%
60,100,000	ANZ Delaware Inc., 3.400% 12/2/05	59,577,798
75,000,000	ANZ National (International) Ltd., 3.940% 3/14/06	73,407,583
50,000,000	Atlantis One Funding Corp., 3.250% 9/1/05	50,000,000
	Atomium Funding Corp.:
50,000,000	3.550% 9/20/05	49,906,319
49,411,000	3.270% 9/1/05	49,411,000
50,000,000	Bank of America Corp., 3.695% 11/30/05	49,538,125
50,000,000	Bank of Ireland, 3.930% 3/15/06	48,935,625
	Brahms Funding Corp.:
100,287,000	3.560% 9/1/05	100,287,000
60,000,000	3.510% 9/16/05	59,912,250
50,000,000	Bryant Park Funding LLC, 3.480% 10/11/05	49,806,667
50,000,000	Calyon North America Inc., 3.240% 9/20/05	49,914,500
50,000,000	Chesham Finance LLC, 3.470% 10/5/05	49,836,139
	Cheyne Finance LLC:
50,000,000	3.510% 9/14/05	49,936,625
26,000,000	3.710% 11/25/05	25,772,247
	Concord Minutemen Capital Co.:
50,113,000	3.600% 9/6/05	50,087,943
120,000,000	3.600% 9/12/05	119,868,000
50,000,000	Curzon Funding LLC, 3.890% 2/9/06	49,130,153
	Depfa Bank PLC:
60,000,000	3.735% 11/9/05	59,574,500
43,460,000	3.450% 12/2/05	43,076,828
75,450,000	Ebury Finance LLC, 3.510% 9/20/05	75,310,229
55,000,000	Fortis Funding LLC, 3.410% 12/22/05	54,416,511
	Fountain Square Commercial Funding:
50,000,000	3.500% 9/28/05	49,868,750
35,000,000	3.730% 11/28/05	34,680,878
40,000,000	Galaxy Funding Inc., 3.510% 10/13/05	39,836,200

See Notes to Financial Statements.

38	Prime Cash Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 63.4% (continued)
	General Electric Capital Corp.:
$60,000,000	3.280% 10/12/05	$59,775,867
50,000,000	3.400% 11/29/05	49,579,722
	Grampian Funding LLC:
55,000,000	3.180% 9/21/05	54,902,833
60,000,000	3.920% 2/17/06	58,895,867
47,000,000	Lake Constance Funding LLC, 3.250% 9/2/05	46,995,757
180,000,000	Landesbank Baden-Wurttemberg, 3.570% 9/1/05	180,000,000
50,000,000	Mica Funding LLC, 3.570% 9/13/05	49,940,500
50,000,000	Mitten GMAC Mortgage Corp., 3.500% 9/12/05	49,946,528
	Monument Gardens Funding LLC:
50,000,000	3.610% 9/21/05	49,899,722
70,000,000	3.550% 9/23/05	69,848,139
	Mortgage Interest Networking Trust:
62,467,000	3.540% 9/6/05	62,436,287
70,000,000	3.600% 9/7/05	69,958,000
	Nieuw Amsterdam Receivables, Credit Enhanced by
	Rabobank International:
30,532,000	3.500% 12/7/05	30,244,066
20,636,000	3.480% 12/8/05	20,440,508
82,137,000	Nyala Funding LLC, 3.340% 9/15/05	82,030,313
50,000,000	Oesterreich Kommunalkredit Austria AG, 3.220% 9/28/05	49,879,250
	Ormond Quay Funding LLC:
26,000,000	3.580% 9/20/05	25,950,874
70,000,000	3.580% 9/21/05	69,860,778
60,000,000	Park Granada LLC, 3.580% 10/3/05	59,809,067
50,000,000	Picaros Funding LLC, 3.210% 9/2/05	49,995,542
	Polonius Inc.:
48,520,000	3.230% 9/22/05	48,428,580
50,000,000	3.300% 10/7/05	49,835,000
64,195,000	Rabobank USA Finance Corp., 3.330% 10/20/05	63,904,036
150,000,000	Sanpaolo IMI U.S. Financial Co., 3.550% 9/1/05	150,000,000
	Sigma Finance Inc.:
70,000,000	3.553% 11/1/05 (a)	69,996,715
50,000,000	3.370% 11/9/05	49,677,042
50,957,000	Solitaire Funding LLC,
	3.490% 9/28/05	50,823,620
	Strand Capital LLC:
50,000,000	3.490% 9/20/05	49,907,903
60,000,000	3.720% 11/14/05	59,541,200
68,300,000	Surrey Funding Corp., Credit Enhanced by Barclays Bank PLC,
	3.255% 9/2/05	68,293,825
30,933,000	Tasman Funding Inc., 3.400% 12/2/05	30,664,227

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2005 Annual Report	39

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 63.4% (continued)
$47,886,000	Tasman Funding LLC, 3.450% 9/30/05	$47,752,917
27,209,000	Whistlejacket Capital Ltd., 3.260% 9/2/05	27,206,536

	Total Commercial Paper	3,298,513,091

Master Notes – 2.9%
50,000,000	Merrill Lynch & Co. Inc., 3.693% 9/1/05 (a)	50,000,000
100,000,000	Merrill Lynch International, 3.713% 9/1/05 (a)	100,000,000

	Total Master Notes	150,000,000

Medium-Term Notes – 16.5%
100,000,000	K2 USA LLC, 3.570% 3/15/06 (a)(b)	99,994,657
125,000,000	LINKS Finance LLC, 3.570% 3/15/06 (a)(b)	124,993,304
	Premier Asset Collateralized Entity LLC:
110,000,000	3.570% 5/15/06 (a)(b)	109,984,319
60,000,000	3.575% 7/17/06 (a)(b)	59,992,177
100,000,000	Rathgar Capital U.S. Corp., 3.575% 5/11/06 (a)(b)	99,996,548
	Stanfield Victoria Finance LLC:
75,000,000	3.580% 2/15/06 (a)(b)	74,996,410
50,000,000	3.580% 3/20/06 (a)(b)	49,997,275
50,000,000	3.601% 6/26/06 (a)(b)	49,992,178
	Whistlejacket Capital Ltd.:
50,000,000	3.570% 5/15/06 (a)(b)	49,993,024
50,000,000	3.570% 7/18/06 (a)(b)	49,991,233
90,000,000	White Pine Finance LLC, 3.570% 6/12/06 (a)(b)	89,985,053

	Total Medium-Term Notes	859,916,178

Promissory Note – 1.4%
75,000,000	Goldman Sachs Group Inc., 3.700% 9/19/05 (a)	75,000,000

Time Deposits – 6.7%
148,000,000	National City Bank Kentucky, 3.600% 9/1/05	148,000,000
200,664,000	SunTrust Grand Cayman Inc., 3.610% 9/1/05	200,664,000

	Total Time Deposits	348,664,000

See Notes to Financial Statements.

40	Prime Cash Reserves Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

U.S. Government Agency Obligation – 1.4%
$71,000,000	Federal National Mortgage Association (FNMA), 3.386% 10/3/05 (a)	$70,995,939

	TOTAL INVESTMENTS – 99.9% (Cost – $5,200,095,812#)	5,200,095,812
	Other Assets in Excess of Liabilities – 0.1%	6,411,328

	TOTAL NET ASSETS – 100.0%	$5,206,507,140

(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AIG – American International Group
FNMA – Federal National Mortgage Association

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2005 Annual Report	41

Prime Cash Reserves Portfolio

Statement of Assets and Liabilities (August 31, 2005)

ASSETS:
Investments, at amortized cost	$5,200,095,812
Cash	92,683
Interest receivable	7,142,826

Total Assets	5,207,331,321

LIABILITIES:
Management fee payable	327,794
Trustees’ fees payable	218,287
Accrued expenses	278,100

Total Liabilities	824,181

Total Net Assets	$5,206,507,140

REPRESENTED BY:
Paid-in capital	$5,206,507,140

See Notes to Financial Statements.

42	Prime Cash Reserves Portfolio 2005 Annual Report

Prime Cash Reserves Portfolio

Statement of Operations (For the year ended August 31, 2005)

INVESTMENT INCOME:
Interest (Note 1)	$148,374,372

EXPENSES:
Management fee (Note 2)	5,647,411
Custody and fund accounting fees	1,092,982
Legal fees	173,276
Trustees’ fees	91,905
Audit and tax	20,400
Shareholder reports	3,001
Miscellaneous expenses	6,727

Total Expenses	7,035,702
Less: Management fee waiver (Note 2)	(1,365,623)
Fees paid indirectly (Note 1d)	(23,010)

Net Expenses	5,647,069

Net Investment Income	142,727,303

Net Realized Loss on Investments	(17,009)

Increase in Net Assets From Operations	$142,710,294

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2005 Annual Report	43

Prime Cash Reserves Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)

	2005	2004

OPERATIONS:
Net investment income	$142,727,303	$39,310,891
Net realized loss	(17,009)	—

Increase in Net Assets From Operations	142,710,294	39,310,891

CAPITAL TRANSACTIONS:
Proceeds from contributions	25,710,312,195	17,256,016,462
Value of withdrawals	(25,168,907,568)	(15,458,994,768)

Increase in Net Assets From Capital Transactions	541,404,627	1,797,021,694

Increase in Net Assets	684,114,921	1,836,332,585
NET ASSETS:
Beginning of year	4,522,392,219	2,686,059,634

End of year	$5,206,507,140	$4,522,392,219

See Notes to Financial Statements.

44	Prime Cash Reserves Portfolio 2005 Annual Report

Prime Cash Reserves Portfolio

Financial Highlights

Years Ended August 31,	2005	2004	2003	2002(1)

Total Return(2)	2.54%	1.07%	1.33%	2.08%

Net Assets, End of Year (millions)	$5,207	$4,522	$2,686	$1,226

Ratios to Average Net Assets:
Gross expenses	0.12%	0.13%	0.19%	0.20	%(3)
Net expenses(4)	0.10 (5)	0.10 (5)	0.11	0.15	(3)
Net investment income(4)	2.53	1.08	1.27	1.77	(3)

(1)	For the period June 3, 2002 (commencement of operations) to August 31, 2002.

(2)

Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	The Manager has waived a portion of its fees. Such waiver is voluntary and may be reduced or terminated at any time.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio will not exceed 0.10%.

See Notes to Financial Statements.

Prime Cash Reserves Portfolio 2005 Annual Report	45

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies

Prime Cash Reserves Portfolio (the “Portfolio”), is a separate diversified series of Institutional Portfolio (the “Trust”). The Trust is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager. At August 31, 2005, all investors in the Portfolio were funds advised by the Manager and or its affiliates.

     The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

     (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

     (c) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

     (d) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Trust. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

46	Prime Cash Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

       The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.10% of the Portfolio’s average daily net assets. The management fee amounted to $5,647,411 of which $1,365,623 was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager.

     The Trust pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain of the officers and a Trustee of the Trust are officers and a director of the Manager or its affiliates.

     The Trustees of the Trust have adopted a Retirement Plan (the “Plan”), for all Trustees who are not “interested persons” of the Trust, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees received a lump sum payment under the Plan. The Trust’s allocable share of the liability at August 31, 2005 was $211,821.

3. Investments

Purchases, maturities and sales of money market instruments aggregated $247,334,135,972 and $246,755,440,363, respectively, for the year ended August 31, 2005.

4. Federal Income Tax Basis of Investment Securities

The cost of investment securities owned at August 31, 2005, for federal income tax purposes, amounted to $5,200,095,812.

5. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money

Prime Cash Reserves Portfolio 2005 Annual Report	47

Notes to Financial Statements (continued)

than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Portfolio’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

     The Portfolio did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC.

48	Prime Cash Reserves Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Portfolio.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement with the manager. Therefore, the Trust’s Board has approved a new investment management agreement between the Portfolio and the manager to become effective upon the closing of the sale to Legg Mason. The new investment management agreement contract has been presented to the shareholders of the Portfolio for their approval.

7. Subsequent Event

The Portfolio has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Portfolio or SBFM’s ability to perform investment advisory services relating to the Portfolio.

Prime Cash Reserves Portfolio 2005 Annual Report	49

Notes to Financial Statements (continued)

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

50	Prime Cash Reserves Portfolio 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Prime Cash Reserves Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Cash Reserves Portfolio of Institutional Portfolio as of August 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended and the period from June 3, 2002 (commencement of operations) to August 31, 2002. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Reserves Portfolio of Institutional Portfolio as of August 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three year period then ended and the period from June 3, 2002 to August 31, 2002 in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2005

Prime Cash Reserves Portfolio 2005 Annual Report	51

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Prime Cash Reserves Portfolio (the “Portfolio”), a series of Institutional Portfolio, including the Portfolio’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Portfolio’s manager (the “Manager”) to assist them in their consideration of the Portfolio’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, as well as the advisory and placement arrangements for the Portfolio and advisory and distribution arrangements for the other funds overseen by the Board, certain portions of which are discussed below. The Board noted that the Portfolio’s sole U.S. shareholder is Citi Institutional Cash Reserves, a so-called Feeder Fund (the “Feeder Fund”), whose investment objectives and policies are the same as those of the Portfolio (this investment structure is commonly referred to as a master-feeder structure). The presentation made to the Board encompassed the Portfolio and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Portfolio’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Portfolio’s affairs and the Manager’s role in coordinating the activities of the Portfolio’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Portfolio’s senior personnel and the portfolio management team primarily responsible for the day-to-

52	Prime Cash Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

day portfolio management of the Portfolio. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Portfolio Performance

The Board received and considered performance information for the Portfolio as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. This information was included within performance information presented for the Feeder Fund. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Portfolio with the funds included in the Performance Universe. The Board noted that the Feeder Fund’s performance was the same as the performance of the Portfolio (except for the effect of fees at the Feeder Fund level), and therefore relevant to the Board’s conclusions regarding the Portfolio’s performance. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolio’s performance against its benchmark(s).

     The information comparing the Feeder Fund’s performance to that of its Performance Universe, consisting of all funds classified as “institutional money market funds” by Lipper, showed, among other data, that the Feeder Fund’s performance for the 1-, 3- and 5-year periods ended March 31, 2005 was better than the median. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Portfolio to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Portfolio and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager has agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Feeder Fund’s Contractual Management Fees and Actual Management Fee and the Feeder Fund’s overall expenses with those of funds in both the relevant expense group and a broader

Prime Cash Reserves Portfolio 2005 Annual Report	53

Board Approval of Management Agreement (unaudited) (continued)

group of funds, each selected and provided by Lipper. The expense comparisons compared the Feeder Fund to funds similar in size to the Portfolio, and the Board noted that the Feeder Fund’s assets represented a significant portion of the Portfolio’s assets. The Board noted that the Feeder Fund’s expense information reflected both management fees and total expenses payable by the Feeder Fund as well as management fees and total expenses payable by the Portfolio, and was therefore relevant to the Board’s conclusions regarding the Portfolio’s expenses. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Portfolio including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Portfolio and to these other clients, noting that the Portfolio is provided with administrative services, office facilities, Portfolio officers (including the Portfolio’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Portfolio by other Portfolio providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Portfolio’s placement arrangements. The Board noted that beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended, and that the exclusive placement agent for the Portfolio is Citigroup Global Markets Inc., which receives no compensation for serving in that capacity.

     The information comparing the Feeder Fund’s Contractual Fee and the Actual Management Fee (which reflects a fee waiver) as well as its actual total expense ratio to its Expense Group, consisting of a group of the funds (including the Feeder Fund) classified as “institutional money market funds” and chosen to be comparable to the Feeder Fund by Lipper, showed that the Feeder Fund’s Contractual Management Fee was equal to the median of the management fees paid by the other funds in the Expense Group and that the Actual Management Fee was better than the median of its Expense Group. The Board noted that the Feeder Fund’s actual total expense ratio was also better than the median of its Expense Group. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current Contractual Management Fee.

     Taking all of the above into consideration, the Board determined that the Management Fee payable by the Portfolio was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Portfolio. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this prof-

54	Prime Cash Reserves Portfolio 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

itability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Fund, Fund performance and the type of fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Portfolio’s assets grow. The Board noted that the Feeder Fund’s Contractual Management Fee (which also reflects the Fund’s management fee) is below the average of its Expense Group and such Contractual Management Fee is below the asset-weighted average of other comparable funds across all asset levels as set forth in the information provided by Lipper. The Board also noted that the Actual Management Fee (which also reflects the Portfolio’s management fee) was below the median of its Expense Group and that the Manager was continuing its voluntary expense waiver. The Board also noted that as the Portfolio’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Portfolio, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Prime Cash Reserves Portfolio 2005 Annual Report	55

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Prime Cash Reserves Portfolio (the “Portfolio”) are managed under the direction of the Portfolio’s Board of Trustees. Information pertaining to the Trustees and officers of the Portfolio is set forth below. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Portfolio Trustees and is available, without charge, upon request by calling 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer DigiGym Systems (on-line personal training systems) (since 2001); Consultant, Catalyst (consulting) (since 1984); Chief Executive Officer, Motocity USA (motorsport racing) (since 2004)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric Information management) (since 2001); Director, Lapoint Industries (Industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	32

Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); former Director, Valero Energy (petroleum refining) (from 1999 to 2003)

32	Prime Cash Reserves Portfolio 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
A. Benton Cocanougher c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002 to 2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	32	None

Mark T. Finn c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001

Adjunct Professor, College of William & Mary (since 2002) Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1998); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (from 1988 to 2001); former General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (commodity trading advisory firm) (from 1997 to 2000)

				37	Former President and Director, Delta Financial, Inc. (investment advisory firm) (from 1983 to 1999)

Prime Cash Reserves Portfolio 2005 Annual Report	33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Stephen Randolph Gross c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37

Director, Anderson Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) (from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director, ebank.com, Inc. (from 1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken CAM 399 Park Avenue New York, NY10022 Birth Year: 1951	Trustee	Since 1992	Consultant, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

34	Prime Cash Reserves Portfolio 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Alan G. Merten c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	32	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984)	32	None

Interested Trustee: R. Jay Gerken, CFA** CAM 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets (“CGM”) (since 1996); Chairman, President, and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	N/A

Prime Cash Reserves Portfolio 2005 Annual Report	35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Frances M. Guggino CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 2002- 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer of TIA (from 2002 to 2005)

				N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (since 2002); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

36	Prime Cash Reserves Portfolio 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Officers:
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the Manager and certain of its affiliates.

Prime Cash Reserves Portfolio 2005 Annual Report	37

Schedule of Investments (August 31, 2005)

INSTITUTIONAL ENHANCED PORTFOLIO

Face Amount	Security	Value

Asset-Backed Securities – 14.1%
	Aegis Asset-Backed Securities Trust:
$571,410	Series 2004-5, Class 1A1, 3.831%, 9/26/05 (a)	$571,410
2,576,490	Series 2004-6, Class IA1, 3.791%, 9/26/05 (a)	2,577,813
6,826,786	American Home Mortgage Investment Trust, Series 2005-2, Class 5A2, 3.790%, 9/26/05 (a)	6,826,786
2,000,000	AmeriCredit Automobile Receivables Trust, Series 2005-BM, Class A2, 3.780%, 7/6/08	1,997,784
5,000,000	Banc of America Securities Auto Trust, Series 2005-WF1, Class A2, 3.890%, 6/18/08	4,994,361
2,000,000	Capital Auto Receivables Asset Trust, Series 2004-2, Class A1A, 3.120%, 3/15/07	1,988,540
160,415	Chase Funding Loan Acquisition Trust, Series 2004-OPT1, Class A1, 3.791%, 9/26/05 (a)	160,415
2,000,000	CNH Equipment Trust, Series 2005-A, Class A2, 3.640%, 9/17/07	1,995,211
139,651	EQCC Home Equity Loan Trust, Series 1998-3, Class A1F, 4.031%, 10/17/05 (a)	139,711
3,672,180	FBR Securitization Trust, Series 2005-1, Class A2, 3.909%, 9/28/05 (a)	3,672,180
2,000,000	Ford Credit Auto Owner Trust, Series 2005-B, Class A2, 3.780%, 9/15/07	1,998,790
5,000,000	GE Commercial Equipment Financing LLC, Series 2005-1, Class A2, 3.770%, 9/20/07	4,990,554
4,000,000	Honda Auto Receivables Owner Trust, Series 2005-2, Class A2, 3.650%, 8/15/07	3,991,322
6,000,000	John Deere Owner Trust, Series 2005-A, Class A2, 3.790%, 12/17/07	5,987,368
7,871,929	Lehman XS Trust, Series 2005-2, Clas 2A1A, 3.790%, 9/26/05 (a)	7,870,195
682,340	MASTR Asset-Backed Securities Trust, Series 2003-OPT2, Class A3, 3.961%, 9/26/05 (a)	682,717
639,705	Nissan Auto Lease Trust, Series 2004-A, Class A2, 2.550%, 1/15/07	637,998
1,203,653	Novastar Home Equity Loan, Series 2003-2, Class A1, 3.946%, 9/26/05 (a)	1,205,883
3,550,669	Park Place Securities, Inc., Series 2005-WHQ3, Class A2A, 3.721%, 9/26/05 (a)	3,550,669
	Popular ABS Mortgage Pass-Through Trust:
5,701,881	Series 2004-4, Class AF1, 3.891%, 9/26/05 (a)	5,707,671
2,422,353	Series 2005-2, Class AF1, 3.731%, 9/26/05 (a)	2,422,353
7,000,000	Series 2005-4, Class AV1, 3.751%, 9/26/05 (a)	7,000,000
448,184	Residential Asset Securities Corp., Series 2003-KS1, Class A2, 4.011%, 9/26/05 (a)	449,197
	Saxon Asset Securities Trust:
33,438	Series 2002-1, Class AV1, 3.891%, 9/26/05 (a)	33,396
404,325	Series 2004-3, Class A2, 3.821%, 9/26/05 (a)	404,325

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2005 Annual Report	33

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Asset-Backed Securities – 14.1% (continued)
	Specialty Underwriting & Residential Finance:
$4,039,670	Series 2003-BC3, Class A, 3.991%, 9/26/05 (a)	$4,048,319
270,440	Series 2004-BC4, Class A2A, 3.791%, 9/26/05 (a)	270,440
2,382,679	Structured Asset Securities Corp., Series 2005-WF1, Class A1, 3.731%, 9/26/05 (a)	2,382,862
2,000,000	Volkswagen Auto Lease Trust, Series 2005-A, Class A2, 3.520%, 4/20/07	1,995,534

	Total Asset-Backed Securities	80,553,804

Certificates of Deposit (Yankee) – 5.3%
10,000,000	BNP Paribas NY Branch, 4.130%, 5/25/06	10,000,000
10,000,000	Calyon NY, 4.015%, 2/28/06	9,999,505
10,000,000	Deutsche Bank NY, 4.250%, 8/9/06	10,000,000

	Total Certificates of Deposit (Yankee)	29,999,505

Collateralized Mortgage Obligations – 0.3%
693,713	Countrywide Alternative Loan Trust, Series 2004-J13, Class 1A1, 3.941%, 9/26/05 (a)	693,713
1,191,051	Structured Asset Mortgage Investments Inc., Series 2003-AR2, Class A1, 3.960%, 9/19/05 (a)	1,194,912

	Total Collateralized Mortgage Obligations	1,888,625

Commercial Paper – 35.2%
	Aquinas Funding LLC:
7,500,000	3.380%, 11/9/05 (b)	7,451,412
15,000,000	3.930%, 2/21/06 (b)	14,716,712
7,000,000	Beethoven Funding Corp., 3.520%, 11/9/05 (b)	6,952,773
5,080,000	Bryant Park Funding LLC, 3.480%, 10/6/05 (b)	5,062,813
8,771,000	Cobbler Funding LLC, 3.380%, 9/12/05 (b)	8,761,942
10,000,000	Concord Minutemen Capital Co., 3.750%, 1/6/06 (b)	9,867,708
15,000,000	Crown Point Capital Co., Series A, 3.880%, 2/7/06 (b)	14,742,950
8,000,000	Davis Square Funding IV Corp., 3.460%, 9/27/05 (b)	7,980,009
8,795,000	Fountain Square Commercial Funding Corp., 3.800%, 12/30/05 (b)	8,683,597
14,951,000	Georgetown Funding Co., 3.670%, 10/6/05 (b)	14,897,654
8,000,000	Grampian Funding LLC, 3.750%, 1/13/06 (b)	7,888,333
7,000,000	Ivory Funding Corp., 3.550%, 9/30/05 (b)	6,979,982
2,500,000	Mica Funding LLC, 2.675%, 9/1/05 (b)	2,500,000
10,001,000	Park Sienna LLC, 3.610%, 9/1/05	10,001,000
5,000,000	Picaros Funding LLC, 3.300%, 10/14/05 (b)	4,980,292
12,435,000	Polonius Inc., 3.500%, 11/17/05 (b)	12,341,910
	Scaldis Capital LLC:
4,097,000	3.280%, 10/5/05 (b)	4,084,308
7,411,000	3.930%, 2/21/06 (b)	7,271,037
10,000,000	Sigma Finance Inc., 3.450%, 9/28/05 (b)	9,974,125

See Notes to Financial Statements.

34	Institutional Enhanced Portfolio 2005 Annual Report

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

Commercial Paper – 35.2% (continued)
	Strand Capital LLC:
$10,000,000	3.500%, 10/17/05 (b)	$9,955,278
7,500,000	3.710%, 10/24/05 (b)	7,459,035
5,000,000	Surrey Funding Corp., Credit Enhanced by Barclays Bank PLC, 3.370%, 11/3/05 (b)	4,970,513
	Whistlejacket Capital Ltd.:
3,083,000	3.260%, 9/30/05 (b)	3,074,904
10,000,000	3.780%, 1/24/06 (b)	9,847,750

	Total Commercial Paper	200,446,037

Corporate Bonds & Notes – 5.9%
	Countrywide Home Loans Inc.:
5,000,000	4.006%, 11/25/05 (a)	5,005,640
6,000,000	Medium-Term Notes, Series L, 3.600%, 9/29/05 (a)	6,000,963
1,000,000	Harrier Finance, 3.390%, 9/15/05 (a)(b)	999,985
5,600,000	Merrill Lynch & Co. Inc., Notes, 3.630%, 9/19/05 (a)	5,610,888
5,000,000	Premier Asset Collateralized Entity LLC, Notes, MTN, 3.705%, 4/13/06 (b)	4,968,780
	Stanfield Victoria Funding LLC:
1,000,000	3.601%, 9/26/05 (b)	999,972
10,000,000	Medium-Term Notes, 4.220%, 8/7/06 (b)	9,978,750

	Total Corporate Bonds & Notes	33,564,978

Master Note – 4.9%
27,759,000	Merrill Lynch & Co. Inc., 3.692%, 9/1/05 (Cost – $27,759,000)	27,759,000

U.S. Government Agencies – 33.0%
	Federal Home Loan Bank (FHLB):
10,000,000	2.875%, 5/22/06	9,927,660
5,000,000	2.875%, 8/15/06	4,950,745
2,760,000	2.950%, 9/14/06	2,732,276
2,500,000	3.750%, 9/29/06	2,494,670
1,365,000	3.200%, 11/29/06	1,352,312
7,000,000	3.800%, 12/29/06	6,984,348
11,000,000	3.750%, 1/16/07	10,966,626
1,000,000	Series 3, 3.500%, 1/18/07	993,819
	Federal Home Loan Mortgage Corp. (FHLMC):
100,000	3.335%, 9/9/05 (a)	99,996
6,000,000	3.875%, 2/28/06	5,886,450
5,000,000	3.810%, 7/5/06	4,831,790
5,000,000	3.850%, 7/25/06	4,820,830
10,000,000	3.975%, 7/25/06	9,641,660
3,000,000	2.750%, 8/15/06	2,967,795
5,000,000	3.625%, 9/15/06	4,983,760

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2005 Annual Report	35

Schedule of Investments (August 31, 2005) (continued)

Face Amount	Security	Value

U.S. Government Agencies – 33.0% (continued)
$10,000,000	4.250%, 2/28/07	$10,042,050
5,000,000	3.750%, 4/15/07	4,983,690
5,000,000	4.050%, 6/28/07	4,990,675
	Discount Notes:
8,000,000	3.400%, 4/18/06	7,803,312
5,000,000	3.790%, 7/5/06	4,831,790
10,000,000	3.970%, 8/22/06	9,608,020
	Discount Notes, Series RB:
3,000,000	3.450%, 2/28/06	2,943,225
7,000,000	3.455%, 2/28/06	6,867,525
10,000,000	3.521%, 5/30/06	9,706,790
6,000,000	Reference Notes, 2.875%, 12/15/06	5,918,712
	Federal National Mortgage Association (FNMA):
6,000,000	3.250%, 3/17/06	5,980,524
5,000,000	3.250%, 6/28/06	4,970,370
5,000,000	3.250%, 7/31/06	4,969,890
7,000,000	3.625%, 1/19/07	6,967,758
	Discount Notes:
4,500,000	3.213%, 1/27/06	4,430,903
5,000,000	3.347%, 2/24/06	4,907,480
10,000,000	3.480%, 5/26/06	9,711,120
5,000,000	3.585%, 5/26/06	4,855,560

	Total U.S. Government Agencies	188,124,131

U.S. Government Obligations – 0.3%
2,000,000	U.S. Treasury Notes, 3.625%, 6/30/07	1,992,970

	TOTAL INVESTMENTS – 99.0%, (Cost – $564,619,935#)	564,329,050
	Other Assets in Excess of Liabilities – 1.0%	5,712,159

	TOTAL NET ASSETS – 100.0%	$570,041,209

(a)	Maturity date shown represents the mandatory tender date.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
MASTR	— Mortgage Asset Securitization Transactions Inc.
MTN	— Medium Term Notes

See Notes to Financial Statements.

36	Institutional Enhanced Portfolio 2005 Annual Report

Institutional Enhanced Portfolio

Statement of Assets and Liabilities (August 31, 2005)
ASSETS:
Investments, at value (Cost $564,619,935)	$564,329,050
Cash	543
Receivable for securities sold	4,824,238
Interest receivable	939,261

Total Assets	570,093,092

LIABILITIES:
Trustees’ fees payable	11,529
Accrued expenses	40,354

Total Liabilities	51,883

Total Net Assets	$570,041,209

REPRESENTED BY:
Paid-in capital	$570,041,209

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2005 Annual Report	37

Institutional Enhanced Portfolio

Statement of Operations (For the year ended August 31, 2005)
INVESTMENT INCOME:
Interest	$6,113,769

EXPENSES:
Management fee (Note 2)	185,921
Custody and fund accounting fees	32,199
Audit and tax	29,333
Legal fees	25,286
Trustees’ fees	13,079
Shareholder reports	6,026
Miscellaneous expenses	29,276

Total Expenses	321,120
Less: Management fee waiver (Note 2)	(185,921)
Expenses assumed by the Manager (Note 2)	(41,510)
Fees paid indirectly (Note 1)	(26)

Net Expenses	93,663

Net Investment Income	6,020,106

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net Realized Gain From Investments	1,688
Change in Net Unrealized Appreciation/Depreciation From Investments	(291,313)

Net Loss on Investments	(289,625)

Increase in Net Assets From Operations	$5,730,481

See Notes to Financial Statements.

38	Institutional Enhanced Portfolio 2005 Annual Report

Institutional Enhanced Portfolio

Statements of Changes in Net Assets (For the years ended August 31,)
	2005	2004

OPERATIONS:
Net investment income	$6,020,106	$75,713
Net realized gain	1,688	6,335
Change in net unrealized appreciation/depreciation	(291,313)	(710)

Increase in Net Assets From Operations	5,730,481	81,338

CAPITAL TRANSACTIONS:
Proceeds from contributions	709,007,887	4,054,815
Value of withdrawals	(148,692,792)	(13,068,355)

Increase (Decrease) in Net Assets From Capital Transactions	560,315,095	(9,013,540)

Increase (Decrease) in Net Assets	566,045,576	(8,932,202)

NET ASSETS:
Beginning of year	3,995,633	12,927,835

End of year	$570,041,209	$3,995,633

See Notes to Financial Statements.

Institutional Enhanced Portfolio 2005 Annual Report	39

Institutional Enhanced Portfolio

Financial Highlights
Years Ended August 31,	2005	2004	2003	(1)

Total Return(2)	2.76%	1.32%	0.69%

Net Assets, End of Year (000s)	$570,041	$3,996	$12,928

Ratios to Average Net Assets:
Gross expenses	0.17%	1.15%	1.03	%(3)
Net expenses(4)	0.05 (5)	0.10	0.10	(3)
Net investment income(4)	3.23	1.18	1.28	(3)

Portfolio Turnover Rate	124%	56%	228%

(1)	For the period March 11, 2003 (commencement of operations) to August 31, 2003.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods less than one year are not annualized.

(3)	Annualized.

(4)

The Portfolio’s Manager voluntarily waived a portion of its management fees and has voluntarily agreed to pay a portion of the unwaived expenses of the Portfolio. Such waivers and expense reimbursements may be terminated at any time.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Portfolio will not exceed 0.05%.

See Notes to Financial Statements.

40	Institutional Enhanced Portfolio 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Institutional Enhanced Portfolio (the “Portfolio”), is a separate diversified series of the Institutional Portfolio (the “Trust”), an open-end diversified management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Citi Fund Management Inc. (the “Manager”) acts as the Investment Manager.

     The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Short-term obligation instruments with less than 60 days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. Debt securities are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques.

     (b) Interest Income and Expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount) adjusted for amortization of premium, on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the Manager.

     (c) Fees Paid Indirectly. The Portfolio’s custodian calculates its fees based on the Portfolio’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses in the Statement of Operations.

     (d) Income Taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of the subchapter M of the Internal Revenue Code.

     (e) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

2. Management Agreement and Other Transactions with Affiliates

The Manager is responsible for overall management of the Portfolio’s business affairs, and has a Management Agreement with the Portfolio. The Manager or an affiliate also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio.

     The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.10% of the Portfolio’s average daily net

Institutional Enhanced Portfolio 2005 Annual Report	41

Notes to Financial Statements (continued)

assets. The management fee amounted to $185,921, all of which was voluntarily waived for the year ended August 31, 2005. Such waiver is voluntary and can be terminated at any time at the discretion of the Manager.

     The Manager has voluntarily agreed to pay a portion of the unwaived expenses of the Portfolio for the year ended August 31, 2005, which amounted to $41,510 to maintain a voluntary expense limitation of average daily net assets of 0.05%. This voluntary expense limitation may be discontinued at any time.

     The Trustees of the Trust have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Portfolio, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Portfolio or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the applicable Trustee’s retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Three former Trustees are currently receiving payments under the Plan. In addition two other former Trustees received a lump sum payment under the Plan. The Portflio’s allocable share of the liability at August 31, 2005 was $10,552.

     The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Portfolio from the Manager or its affiliates. Certain officers and a Trustee of the Portfolio are officers and a director of the Manager or its affiliates.

3. Investments

Purchases and sales of investments other than short-term obligations aggregated $304,074,865 and $89,855,903, respectively, for the year ended August 31, 2005.

     At August 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$101,252
Gross unrealized depreciation	(392,137)

Net unrealized depreciation	$(290,885)

4. Federal Income Tax Basis of Investment Securities

The cost of investment securities owned at August 31, 2005, for federal income tax purposes, amounted to $564,619,935.

5. Regulatory Matters and Related Litigation

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating

42	Institutional Enhanced Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribu-

Institutional Enhanced Portfolio 2005 Annual Report	43

Notes to Financial Statements (continued)

tions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Portfolio.

     The Portfolio did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

6. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Citi Fund Management Inc. (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Portfolio.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Portfolio’s investment management agreement with the Manager. Therefore, the Board of Trustees has approved a new investment management contract between the Portfolio and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Portfolio for their approval.

7. Subsequent Event

The Portfolio has received information from Citigroup Asset Management (“CAM”) concerning Citi Fund Management Inc. (“CFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed CFM that the staff is considering recommending that the Commission institute administrative proceedings against CFM for alleged violations of

44	Institutional Enhanced Portfolio 2005 Annual Report

Notes to Financial Statements (continued)

Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from CFM.

     Although there can be no assurance, CFM believes that this matter is not likely to have a material adverse effect on the Portfolio or CFM’s ability to perform investment advisory services relating to the Portfolio.

     The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Institutional Enhanced Portfolio 2005 Annual Report	45

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2004 and August 31, 2005 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,000 in 2004 and $36,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Institutional Portfolio (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,400 in 2004 and $4,400 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Institutional Portfolio.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Institutional Portfolio requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Institutional Portfolio, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Institutional Portfolio and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Institutional Portfolio during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Institutional Portfolio‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Institutional Portfolio or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302
of the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Institutional Portfolio

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Institutional Portfolio

Date: January 5, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Institutional Portfolio

Date: January 5, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Institutional Portfolio

Date: January 5, 2006